Cincinnati Financial Corporation

Supplemental Financial Data

February 8, 2006

Fourth Quarter

6200 South Gilmore Road

Fairfield, Ohio 45014-5141

www.cinfin.com/investors

Investor Contact:	Media Contact:		Shareholder Contact:
Heather J. Wietzel	Joan O. Shevchik		Jerry L. Litton
(513) 870-2768	(513) 603-5323		(513) 870-2639

Cincinnati Financial Corporation
	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Corporate Debt	aa-	A+	A2	A

The Cincinnati Insurance Companies

	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Property Casualty Group	A++	--	Aa3	AA-
The Cincinnati Insurance Company	A++	AA	Aa3	AA-
The Cincinnati Indemnity Company	A++	AA	Aa3	AA-
The Cincinnati Casualty Company	A++	AA	Aa3	AA-

The Cincinnati Life Insurance Company	A+	AA	--	AA-

Ratings are as of February 8, 2006, under continuing review and subject to change and/or affirmation. For the latest ratings, select the Ratings tab on www.cinfin.com/investors.

The consolidated financial statements and financial exhibits that follow are unaudited.  These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included in the Annual Report on Form 10-K for 2004. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Cincinnati Financial Corporation
Supplemental Financial Data
Fourth Quarter 2005
	Page	Status
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3	2/8/2006
Consolidated
Quick Reference	4	2/8/2006
Consolidated Statements of Income	5	2/8/2006
CFC and Subsidiary Consolidation – Twelve Months Ended December 31, 2005	6	2/8/2006
CFC and Subsidiary Consolidation – Twelve Months Ended December 31, 2004	7	2/8/2006
CFC and Subsidiary Consolidation – Three Months Ended December 31, 2005	8	2/8/2006
CFC and Subsidiary Consolidation – Three Months Ended December 31, 2004	9	2/8/2006
Consolidated Balance Sheets	10	2/8/2006
10-Year Net Income Reconciliation	11	2/8/2006
Quarterly Net Income Reconciliation	12	2/8/2006
Top Holdings -- Common Stocks	13	2/8/2006
Property Casualty Insurance Operations
GAAP Statements of Income	14	2/8/2006
Statutory Statements of Income	15	2/8/2006
Statutory Quarterly Analysis – Consolidated	16	2/8/2006
Statutory Quarterly Analysis – Commercial Lines	17	2/8/2006
Statutory Quarterly Analysis – Personal Lines	18	2/8/2006
Direct Written Premiums by Line of Business and State	19	2/8/2006
Quarterly Property Casualty Data – Line of Business	20	2/8/2006
Loss Reserve Development Impact - Line of Business	21	2/8/2006
Reconciliation Data
11-Year Property Casualty Data – Consolidated	22	2/8/2006
6-Year Property Casualty Data – Commercial Lines	23	2/8/2006
6-Year Property Casualty Data – Personal Lines	24	2/8/2006
Quarterly Property Casualty Data – Consolidated	25	2/8/2006
Quarterly Property Casualty Data – Commercial Lines	26	2/8/2006
Quarterly Property Casualty Data – Personal Lines	27	2/8/2006
Life Insurance Operations
GAAP Statements of Income	28	2/8/2006
Statutory Statements of Income	29	2/8/2006
Expenses as a Percentage of Premium	30	2/8/2006

2005 Fourth-Quarter Supplement

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

(See attached tables for 2005 and 2004 data, prior-period reconciliations available at www.cinfin.com/investors.)

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments – when analyzing both GAAP and certain non-GAAP measures may improve understanding of trends in the underlying business, helping avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•

Operating income: Operating income (readers also may have seen this measure defined as net income before realized investment gains and losses) is calculated by excluding net realized investment gains and losses from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•

Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•

Written premium: Under statutory accounting rules, written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

•

Written premium adjustment – statutory basis only: In 2002, the company refined its estimation process for matching written premiums to policy effective dates, which added $117 million to 2002 written premiums. To better assess ongoing business trends, management may exclude this adjustment when analyzing trends in written premiums and statutory ratios that make use of written premiums.

•

Codification: Adoption of Codification of Statutory Accounting Principles was required for Ohio-based insurance companies effective January 1, 2001. The adoption of Codification changed the manner in which the company recognized statutory property casualty written premiums. As a result, 2001 statutory written premiums included $402 million to account for unbooked premiums related to policies with effective dates prior to January 1, 2001. To better assess ongoing business trends, management excludes this $402 million when analyzing written premiums and statutory ratios that make use of written premiums.

•

Life insurance gross written premiums: In analyzing the life insurance company’s gross written premiums, management excludes five larger, single-pay life insurance policies (bank-owned life insurance or BOLIs) written in 2004, 2002, 2000 and 1999 to focus on the trend in premiums written through the independent agency distribution channel.

•

One-time charges or adjustments: Management analyzes earnings and profitability excluding the impact of one-time items.

o

In 2003, as the result of a settlement negotiated with a vendor, pretax results included the recovery of $23 million of the $39 million one-time, pretax charge incurred in 2000.

o

In 2000, the company recorded a one-time charge of $39 million, pre-tax, to write down previously capitalized costs related to the development of software to process property casualty policies.

o

In 2000, the company earned $5 million in interest in the first quarter from a $303 million single-premium BOLI policy that was booked at the end of 1999 and segregated as a separate account effective April 1, 2000. Investment income and realized investment gains and losses from separate accounts generally accrue directly to the contract holder and, therefore, are not included in the company’s consolidated financials.

2005 Fourth-Quarter Supplement

Cincinnati Financial Corporation
Quick Reference - Fourth Quarter 2005
(all data shown is for the three months ended or as of December 31, 2005)

(Based on reported data - see Pages 25-27 for adjusted data)

(Dollars in millions except share data)
Revenues:		Benefits and expenses:

Commercial lines net written premiums	$548	Commercial lines losses	$294
Year-over-year percentage change	3.1%	Year-over-year percentage change	12.5%
Personal lines net written premiums	$179	Personal lines losses	$123
Year-over-year percentage change	(6.6)%	Year-over-year percentage change	(14.3)%
Property casualty net written premiums	$727	Property casualty losses	$417
Year-over-year percentage change	0.6%	Year-over-year percentage change	3.3%
Commercial lines net earned premiums	$576	Life and accident and health losses and policy benefits	$25
Year-over-year percentage change	4.6%	Year-over-year percentage change	4.7%
Personal lines net earned premiums	$199	Operating expenses	$251
Year-over-year percentage change	(1.9)%	Year-over-year percentage change	7.4%
Property casualty net earned premiums	$775	Interest expenses	$13
Year-over-year percentage change	2.8%	Year-over-year percentage change	20.0%
Life and accident and health net earned premiums	$28	Total expenses	$706
Year-over-year percentage change	18.0%	Year-over-year percentage change	5.3%
Investment income	$136	Income before income taxes	$261
Year-over-year percentage change	6.9%	Year-over-year percentage change	(4.0)%
Realized gains on investments	$23	Total income tax	$78
Year-over-year percentage change	(35.3)%	Year-over-year percentage change	(1.4)%
Other income	$5	Effective tax rate	30.0%
Year-over-year percentage change	139.0%
Total revenues	$967	Ratios:
Year-over-year percentage change	2.6%
		Commercial lines GAAP combined ratio	82.1%
Income:		Personal lines GAAP combined ratio	89.0%
		Property casualty GAAP combined ratio	83.9%
Operating income	$167
Year-over-year percentage change	(0.9)%	Commercial lines STAT combined ratio	84.3%
Net realized investment gains and losses	$16	Personal lines STAT combined ratio	90.1%
Year-over-year percentage change	(34.2)%	Property casualty STAT combined ratio	85.8%
Net income	$183
Year-over-year percentage change	(5.1)%	Return on equity based upon net income (annualized)	9.8%
		Return on equity based upon operating income (annualized)	8.5%
Per share: (diluted)
		Balance Sheet:
Operating income	$0.94
Year-over-year percentage change	(1.1)%	Fixed maturity investments	$5,477
Net realized investment gains and losses	$0.09	Equity securities	7,106
Year-over-year percentage change	(35.7)%	Short-term investments	74
Net income	$1.03	Other invested assets	45
Year-over-year percentage change	(5.5)%	Total invested assets	$12,702
Book value	$34.88
Year-over-year percentage change	(2.0)%	Property casualty and life loss and loss expense reserves	$3,661
Weighted average shares -- diluted	177,045,508	Total debt	$791
Year-over-year percentage change	(0.5)%	Shareholders equity	$6,086

2005 Fourth-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Statements of Income
	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
	2005	2004	Change	% Change	2005	2004	Change	% Change
Revenues:
Premiums earned:
Property casualty	$818,784,982	$796,026,913	$22,758,069	2.86	$3,237,013,369	$3,094,021,327	$142,992,042	4.62
Life	40,421,076	35,328,907	5,092,169	14.41	143,808,461	131,914,123	11,894,338	9.02
Accident health	1,617,668	1,548,848	68,820	4.44	6,347,605	6,070,818	276,787	4.56
Premiums ceded	(57,661,922)	(55,430,387)	(2,231,535)	(4.03)	(223,269,321)	(212,371,788)	(10,897,533)	(5.13)
Total premiums earned	803,161,804	777,474,281	25,687,523	3.30	3,163,900,114	3,019,634,480	144,265,634	4.78
Investment income	135,899,272	127,147,013	8,752,259	6.88	525,984,174	492,110,482	33,873,692	6.88
Realized gain on investments	23,074,193	35,619,540	(12,545,347)	(35.22)	60,715,922	90,755,763	(30,039,841)	(33.10)
Other income	4,608,018	1,928,075	2,679,943	139.00	16,722,246	11,853,963	4,868,283	41.07
Total revenues	$966,743,287	$942,168,909	$24,574,378	2.61	$3,767,322,456	$3,614,354,688	$152,967,768	4.23

Benefits & expenses:
Losses & policy benefits	$448,396,642	$425,908,128	$22,488,514	5.28	$2,076,864,037	$2,051,279,302	$25,584,735	1.25
Reinsurance recoveries	(6,977,992)	(4,038,772)	(2,939,220)	(72.78)	(165,516,591)	(205,027,514)	39,510,923	19.27
Commissions	150,815,497	146,936,631	3,878,866	2.64	627,048,255	615,395,682	11,652,573	1.89
Other operating expenses	76,263,586	68,212,612	8,050,974	11.80	289,555,517	260,112,814	29,442,703	11.32
Interest expense	12,500,619	10,415,145	2,085,474	20.02	51,484,731	37,888,009	13,596,722	35.89
Taxes, licenses & fees	19,473,481	19,711,761	(238,280)	(1.21)	71,538,216	74,565,576	(3,027,360)	(4.06)
Incr deferred acq expense	4,829,527	(878,715)	5,708,242	649.61	(18,748,605)	(30,352,129)	11,603,524	38.23
Other expenses	377,634	3,986,956	(3,609,322)	(90.53)	12,319,865	10,336,859	1,983,006	19.18
Total expenses	$705,678,994	$670,253,746	$35,425,248	5.29	$2,944,545,425	$2,814,198,599	$130,346,826	4.63
Income before income taxes	$261,064,293	$271,915,163	$(10,850,870)	(3.99)	$822,777,031	$800,156,089	$22,620,942	2.83

Provision for income taxes:
Current operating income	$54,468,303	$39,520,802	$14,947,501	37.82	$166,470,189	$140,515,857	$25,954,332	18.47
Current realized investments gains and losses	7,136,284	11,410,115	(4,273,831)	(37.46)	20,964,114	30,630,904	(9,666,790)	(31.56)
Deferred	16,787,610	28,538,158	(11,750,548)	(41.17)	33,372,538	44,988,008	(11,615,470)	(25.82)
Total income taxes	$78,392,197	$79,469,075	$(1,076,878)	(1.36)	$220,806,841	$216,134,769	$4,672,072	2.16

Net income	$182,672,096	$192,446,088	$(9,773,992)	(5.08)	$601,970,190	$584,021,320	$17,948,870	3.07
Comprehensive net income	$154,099,150	$253,376,211	$(99,277,061)	(39.18)	$115,273,375	$286,803,356	$(171,529,981)	(59.81)

Operating income	$166,734,187	$168,236,664	$(1,502,477)	(0.89)	$562,218,382	$523,896,461	$38,321,921	7.31
Net realized investments gains and losses	$15,937,909	$24,209,424	$(8,271,515)	(34.17)	$39,751,808	$60,124,859	$(20,373,051)	(33.88)

Net income per share:
Operating income	$0.95	$0.95	$-	0.00	$3.21	$2.95	$0.26	8.81
Net realized investments gains and losses	0.09	0.15	(0.06)	(40.00)	0.23	0.35	(0.12)	(34.29)
Net income per share (basic)	$1.04	$1.10	$(0.06)	(5.45)	$3.44	$3.30	$0.14	4.24
Operating income	$0.94	$0.95	$(0.01)	(1.05)	$3.17	$2.94	$0.23	7.82
Net realized investments gains and losses	0.09	0.14	(0.05)	(35.71)	0.23	0.34	(0.11)	(32.35)
Net income per share (diluted)	$1.03	$1.09	$(0.06)	(5.50)	$3.40	$3.28	$0.12	3.66
Dividends per share:
Paid	$0.3050	$0.2620	$0.0430	16.41	$1.1620	$1.0240	$0.1380	13.48
Declared	$0.3050	$0.2620	$0.0430	16.41	$1.2050	$1.0380	$0.1670	16.09
Number of shares:
Weighted avg - basic	174,671,340	175,945,513	(1,274,173)	(0.72)	175,062,669	176,476,722	(1,414,053)	(0.80)
Weighted avg - diluted	177,045,508	178,011,203	(965,695)	(0.54)	177,116,126	178,376,848	(1,260,722)	(0.71)

2005 Fourth-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Twelve Months Ended December 31, 2005

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$3,237,013,369	$0	$3,237,519,279	$0	$0	$0	$(505,910)
Life	143,808,461	0	0	143,808,461	0	0	0
Accident health	6,347,605	0	0	6,347,605	0	0	0
Premiums ceded	(223,269,321)	0	(179,470,542)	(43,798,779)	0	0	0
Total earned premium	3,163,900,114	0	3,058,048,737	106,357,287	0	0	(505,910)
Investment income	525,984,174	89,320,917	337,906,534	99,323,763	816,858	145,299	(1,529,197)
Realized gain on investments	60,715,922	2,139,719	39,965,940	17,188,854	0	(78,963)	1,500,372
Other income	16,722,246	9,843,807	3,100,348	3,561,244	9,913,081	2,251,646	(11,947,880)
Total revenues	$3,767,322,456	$101,304,443	$3,439,021,559	$226,431,148	$10,729,939	$2,317,982	$(12,482,615)

Benefits & expenses:
Losses & policy benefits	$2,076,864,037	$0	$1,937,904,906	$141,170,430	$0	$0	$(2,211,299)
Reinsurance recoveries	(165,516,591)	0	(125,974,401)	(39,542,190)	0	0	0
Commissions	627,048,255	0	592,329,261	34,718,994	0	0	0
Other operating expenses	289,555,517	18,826,237	249,373,992	28,592,514	4,088,594	463,774	(11,789,594)
Interest expense	51,484,731	51,606,330	0	0	1,536,119	0	(1,657,718)
Taxes, licenses & fees	71,538,216	919,910	66,678,800	3,205,175	697,083	37,248	0
Incr deferred acq expenses	(18,748,605)	0	(4,700,131)	(14,048,474)	0	0	0
Other expenses	12,319,865	0	12,319,757	108	0	0	0
Total expenses	$2,944,545,425	$71,352,477	$2,727,932,184	$154,096,557	$6,321,796	$501,022	$(15,658,611)

Income before income taxes	$822,777,031	$29,951,966	$711,089,375	$72,334,591	$4,408,143	$1,816,960	$3,175,996

Provision for income taxes:
Current operating income	$166,470,189	$(27,417,773)	$178,744,156	$12,721,453	$1,793,487	$628,866	$-
Current capital gains/losses	20,964,114	987,574	13,988,078	6,016,099	0	(27,637)	0
Deferred	33,372,538	19,611,570	6,783,359	6,314,644	(458,287)	9,653	1,111,599
Total income tax	$220,806,841	$(6,818,629)	$199,515,593	$25,052,196	$1,335,200	$610,882	$1,111,599

Net income - current year	$601,970,190	$36,770,595	$511,573,782	$47,282,395	$3,072,943	$1,206,078	$2,064,397

Net income - prior year	$584,021,320	$81,024,634	$550,420,421	$38,180,265	$1,548,487	$1,227,691	$(88,380,178)

Change in net income	3.1%	-54.6%	-7.1%	23.8%	98.4%	-1.8%

2005 Fourth-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for Twelve Months Ended December 31, 2004

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$3,094,021,327	$0	$3,094,363,660	$0	$0	$0	($342,333)
Life	131,914,123	0	0	131,914,123	0	0	0
Accident health	6,070,818	0	0	6,070,818	0	0	0
Premiums ceded	(212,371,788)	0	(175,040,369)	(37,331,419)	0	0	0
Total earned premium	3,019,634,480	0	2,919,323,291	100,653,522	0	0	(342,333)
Investment income	492,110,482	110,006,380	288,700,233	90,814,991	1,674,100	104,971	809,807
Realized gain on investments	90,755,763	18,518,598	201,876,120	8,605,952	0	(7,939)	(138,236,968)
Other income	11,853,963	8,344,325	3,335,586	3,006,065	8,992,330	2,136,796	(13,961,139)
Total revenues	$3,614,354,688	$136,869,303	$3,413,235,230	$203,080,530	$10,666,430	$2,233,828	$(151,730,633)

Benefits & expenses:
Losses & policy benefits	$2,051,279,302	$0	$1,886,889,195	$166,581,337	$0	$0	$(2,191,230)
Reinsurance recoveries	(205,027,514)	0	(133,249,599)	(71,777,915)	0	0	0
Commissions	614,862,009	0	582,871,282	31,990,727	0	0	0
Other operating expenses	259,685,687	14,878,843	225,025,104	27,199,117	3,696,607	357,773	(11,471,757)
Interest expense	37,888,009	35,992,036	0	0	3,994,115	0	(2,098,142)
Taxes, licenses & fees	75,526,376	1,674,083	68,843,456	4,380,403	602,180	26,254	0
Incr deferred acq expenses	(30,352,129)	0	(19,420,541)	(10,931,588)	0	0	0
Other expenses	10,336,859	0	10,336,754	105	0	0	0
Total expenses	$2,814,198,599	$52,544,962	$2,621,295,651	$147,442,186	$8,292,902	$384,027	$(15,761,129)

Income before income taxes	$800,156,089	$84,324,341	$791,939,579	$55,638,344	$2,373,528	$1,849,801	$(135,969,504)

Provision for income taxes:
Current operating income	$140,515,857	$(21,771,177)	$104,497,955	$7,260,376	$1,523,106	$622,658	$48,382,939
Current capital gains/losses	30,630,904	5,347,896	70,656,643	3,012,083	0	(2,779)	(48,382,939)
Deferred	44,988,008	19,722,988	66,364,560	7,185,620	(698,065)	2,231	(47,589,326)
Total income tax	$216,134,769	$3,299,707	$241,519,158	$17,458,079	$825,041	$622,110	$(47,589,326)

Net income - current year	$584,021,320	$81,024,634	$550,420,421	$38,180,265	$1,548,487	$1,227,691	$(88,380,178)

Net income - prior year	$374,337,183	$63,405,068	$285,475,842	$21,932,726	$2,487,506	$1,036,041	$-

Change in net income	56.0%	27.8%	92.8%	74.1%	-37.7%	18.5%

2005 Fourth-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Quarter Ended December 31, 2005

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$818,784,982	$0	$818,847,338	$0	$0	$0	$(62,356)
Life	40,421,076	0	0	40,421,076	0	0	0
Accident health	1,617,668	0	0	1,617,668	0	0	0
Premiums ceded	(57,661,922)	0	(43,810,668)	(13,851,254)	0	0	0
Total earned premium	803,161,804	0	775,036,670	28,187,490	0	0	(62,356)
Investment income	135,899,272	25,026,626	87,474,802	26,013,305	18,665	47,970	(2,682,096)
Realized gain on investments	23,074,193	1,296,380	11,828,897	9,832,034	0	315	116,567
Other income	4,608,018	525,388	651,450	1,015,456	2,638,547	562,192	(785,015)
Total revenues	$966,743,287	$26,848,394	$874,991,819	$65,048,285	$2,657,212	$610,477	$(3,412,900)

Benefits & expenses:
Losses & policy benefits	$448,396,642	$0	$436,006,402	$12,945,476	$0	$0	$(555,236)
Reinsurance recoveries	(6,977,992)	0	(18,802,810)	11,824,818	0	0	0
Commissions	150,815,497	0	141,873,514	8,941,983	0	0	0
Other operating expenses	76,263,586	3,123,394	63,922,981	10,732,035	1,236,646	145,601	(2,897,071)
Interest expense	12,500,619	12,603,698	0	0	496,806	0	(599,885)
Taxes, licenses & fees	19,473,481	1,498,619	17,660,389	32,729	272,244	9,500	0
Incr deferred acq expenses	4,829,527	0	9,111,122	(4,281,595)	0	0	0
Other expenses	377,634	0	377,634	0	0	0	0
Total expenses	$705,678,994	$17,225,711	$650,149,232	$40,195,446	$2,005,696	$155,101	$(4,052,192)

Income before income taxes	$261,064,293	$9,622,683	$224,842,587	$24,852,839	$651,516	$455,376	$639,292

Provision for income taxes:
Current operating income	$54,468,303	$(13,445,362)	$63,736,999	$3,623,075	$405,488	$148,103	$0
Current capital gains/losses	7,136,284	379,862	3,313,516	3,441,212	0	1,694	0
Deferred	16,787,610	13,651,033	1,105,024	1,975,964	(175,692)	7,528	223,753
Total income tax	$78,392,197	$585,533	$68,155,539	$9,040,251	$229,796	$157,325	$223,753

Net income - current year	$182,672,096	$9,037,150	$156,687,048	$15,812,588	$421,720	$298,051	$415,539

Net income - prior year	$192,446,086	$12,997,334	$163,551,413	$14,214,169	$760,129	$333,062	$589,979

Change in net income	-5.1%	-30.5%	-4.2%	11.2%	-44.5%	-10.5%

2005 Fourth-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Quarter Ended December 31, 2004

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$796,026,913	$0	$796,083,976	$0	$0	$0	$(57,063)
Life	35,328,907	0	0	35,328,907	0	0	0
Accident health	1,548,847	0	0	1,548,847	0	0	0
Premiums ceded	(55,430,387)	0	(42,449,185)	(12,981,202)	0	0	0
Total earned premium	777,474,280	0	753,634,791	23,896,552	0	0	(57,063)
Investment income	127,147,012	23,994,074	80,171,608	23,196,029	439,971	45,842	(700,512)
Realized gain on investments	35,619,539	1,292,260	25,835,084	8,341,285	0	394	150,516
Other income	1,928,076	501,955	899,846	707,262	2,380,145	559,373	(3,120,505)
Total revenues	$942,168,907	$25,788,289	$860,541,329	$56,141,128	$2,820,116	$605,609	$(3,727,564)

Benefits & expenses:
Losses & policy benefits	$425,908,129	$0	$387,295,740	$39,155,396	$0	$0	$(543,007)
Reinsurance recoveries	(4,038,772)	0	11,447,151	(15,485,923)	0	0	0
Commissions	146,402,958	0	137,890,627	8,512,331	0	0	0
Other operating expenses	67,785,485	1,998,941	58,252,750	8,929,507	1,329,843	102,523	(2,828,079)
Interest expense	10,415,144	11,625,760	0	0	53,523	0	(1,264,139)
Taxes, licenses & fees	20,672,561	417,081	18,681,830	1,293,673	273,413	6,564	0
Incr deferred acq expenses	(878,716)	0	4,997,582	(5,876,298)	0	0	0
Other expenses	3,986,955	0	3,986,955	0	0	0	0
Total expenses	$670,253,744	$14,041,782	$622,552,635	$36,528,686	$1,656,779	$109,087	$(4,635,225)

Income before income taxes	$271,915,163	$11,746,507	$237,988,694	$19,612,442	$1,163,337	$496,522	$907,661

Provision for income taxes:
Current operating income	$39,520,804	$1,233,050	$40,402,260	$(1,923,788)	$(300,608)	$162,570	($52,680)
Current capital gains/losses	11,410,115	(50,948)	8,488,796	2,919,449	0	138	52,680
Deferred	28,538,158	(2,432,929)	25,546,225	4,402,612	703,816	752	317,682
Total income tax	$79,469,077	$(1,250,827)	$74,437,281	$5,398,273	$403,208	$163,460	$317,682

Net income - current year	$192,446,086	$12,997,334	$163,551,413	$14,214,169	$760,129	$333,062	$589,979

Net income - prior year	$129,676,577	$15,091,475	$106,365,598	$7,481,429	$473,813	$264,262	$-

Change in net income	48.4%	-13.9%	53.8%	90.0%	60.4%	26.0%

2005 Fourth-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Balance Sheets

(Dollars in millions except per share data)	December 31,	December 31,
	2005	2004
	(unaudited)
Assets
Investments
Fixed maturities, at fair value (amortized cost: 2005—$5,388; 2004—$4,780)	$5,476	$5,070
Equity securities, at fair value (cost: 2005—$2,128; 2004—$1,945)	7,106	7,498
Short-term investments, at fair value (cost: 2005—$75; 2004—$71)	75	71
Other invested assets	45	38
Cash	119	306
Investment income receivable	118	107
Finance receivable	105	95
Premiums receivable	1,116	1,119
Reinsurance receivable	681	680
Prepaid reinsurance premiums	14	15
Deferred policy acquisition costs	428	400
Property and equipment, net, for company use (accumulated depreciation: 2005—$232; 2004—$206)	168	156
Other assets	66	75
Separate accounts	486	477
Total assets	$16,003	$16,107

Liabilities
Insurance reserves
Losses and loss expense	$3,661	$3,549
Life policy reserves	1,343	1,194
Unearned premiums	1,559	1,539
Other liabilities	455	474
Deferred income tax	1,622	1,834
6.125% senior debenture due 2034	371	371
6.90% senior debenture due 2028	28	420
6.92% senior debenture due 2028	392	0
Separate accounts	486	477
Total liabilities	9,917	9,858

Shareholders' equity
Common stock, par value-$2 per share; authorized: 2005-500 million shares, 2004- 200 million shares; issued: 2005-194 million shares, 2004-185 million shares	389	370
Paid-in capital	969	618
Retained earnings	2,088	2,057
Accumulated other comprehensive income-unrealized gains on investments and derivatives	3,284	3,787
Treasury stock at cost (2005—20 million shares, 2004—18 million shares)	(644)	(583)
Total shareholders' equity	6,086	6,249
Total liabilities and shareholders' equity	$16,003	$16,107

2005 Fourth-Quarter Supplement

Cincinnati Financial Corporation
10-Year Net Income Reconciliation

(Dollars in millions except per share data)	Years ended December 31,
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

Net income	$602	$584	$374	$238	$193	$118	$255	$242	$299	$224
One-time item	0	0	15	0	0	(25)	0	0	0	0
Net income before one-time item	602	584	359	238	193	143	255	242	299	224
Net realized investment gains and losses	40	60	(27)	(62)	(17)	(2)	0	43	45	31
Operating income before one-time item	562	524	386	300	210	145	255	199	254	193
Less catastrophe losses	(82)	(96)	(63)	(57)	(42)	(33)	(24)	(61)	(17)	(42)
Operating income before catastrophe losses and one-time item	$644	$620	$449	$357	$252	$178	$279	$260	$271	$235

Diluted per share data
Net income	$3.40	$3.28	$2.10	$1.32	$1.08	$0.67	$1.37	$1.28	$1.61	$1.17
One-time item	0.00	0.00	0.09	0.00	0.00	(0.14)	0.00	0.00	0.00	0.00
Net income before one-time item	3.40	3.28	2.01	1.32	1.07	0.81	1.37	1.28	1.61	1.17
Net realized investment gains and losses	0.23	0.35	(0.15)	(0.34)	(0.10)	(0.01)	0.00	0.23	0.26	0.16
Operating income before one-time item	3.17	2.93	2.16	1.67	1.17	0.82	1.37	1.05	1.35	1.01
Less catastrophe losses	(0.46)	(0.54)	(0.35)	(0.31)	(0.23)	(0.18)	(0.13)	(0.32)	(0.13)	(0.33)
Operating income before catastrophe losses and one-time item	$3.63	$3.47	$2.51	$1.98	$1.40	$1.00	$1.50	$1.37	$1.49	$1.35

Return on equity
Return on average equity	9.8%	9.4%	6.3%	4.1%	3.2%	2.1%	4.6%	4.7%	7.6%	7.7%
One-time item	0.0	0.0	(0.3)	0.0	0.0	0.4	0.0	0.0	0.0	0.0
Return on average equity before one-time item	9.8%	9.4%	6.0%	4.1%	3.2%	2.5%	4.6%	4.7%	7.6%	7.7%

Return on equity based on comprehensive income
ROE based on comprehensive income	1.6%	4.6%	13.8%	(4.0)%	2.5%	13.1%	1.9%	19.6%	42.6%	20.3%
One-time item	0.0	0.0	(0.3)	0.0	0.0	0.4	0.0	0.0	0.0	0.0
ROE based on comprehensive income before one-time item	1.6%	4.6%	13.5%	(4.0)%	2.5%	13.5%	1.9%	19.6%	42.6%	20.3%

Investment income, net of expenses	$526	$492	$465	$445	$421	$415	$387	$368	$349	$327
BOLI	0	0	0	0	0	(5)	0	0	0	0
Investment income before BOLI	$526	$492	$465	$445	$421	$410	$387	$368	$349	$327

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

2005 Fourth-Quarter Supplement

Cincinnati Financial Corporation
Quarterly Net Income Reconciliation

(In millions except per share data)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004	6/30/2005	6/30/2004	9/30/2005	9/30/2004	12/31/2005	12/31/2004

Net income	$183	$117	$158	$144	$192	$90	$155	$146	$302	$301	$419	$392	$602	$584
One-time item	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Net income before one-time item	183	117	158	144	192	90	155	146	302	301	419	392	602	584
Net realized investment gains and losses	16	10	8	6	24	(5)	36	4	14	40	24	36	40	60
Operating income before one-time item	167	107	150	138	168	95	119	142	288	261	395	356	562	524
Less catastrophe losses	(28)	(43)	(9)	(2)	(10)	(56)	(30)	0	(11)	(30)	(54)	(86)	(82)	(96)
Operating income before catastrophe losses and one-time item	$195	$150	$159	$140	$178	$151	$149	$142	$299	$291	$449	$442	$644	$620

Diluted per share data
Net income	$1.03	$0.66	$0.89	$0.81	$1.09	$0.50	$0.87	$0.82	$1.70	$1.77	$2.37	$2.19	$3.40	$3.28
One-time item	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net income before one-time item	1.03	0.66	0.89	0.81	1.09	0.50	0.87	0.82	1.70	1.77	2.37	2.19	3.40	3.28
Net realized investment gains and losses	0.09	0.05	0.05	0.03	0.14	(0.03)	0.20	0.03	0.08	0.24	0.14	0.20	0.23	0.35
Operating income before one-time item	0.94	0.61	0.84	0.78	0.95	0.53	0.67	0.79	1.62	1.53	2.23	1.99	3.17	2.93
Less catastrophe losses	(0.16)	(0.24)	(0.05)	(0.01)	(0.06)	(0.31)	(0.17)	0.00	(0.06)	(0.18)	(0.30)	(0.48)	(0.46)	(0.54)
Operating income before catastrophe losses and one-time item	$1.10	$0.85	$0.89	$0.79	$1.10	$0.84	$0.84	$0.79	$1.68	$1.71	$2.53	$2.47	$3.63	$3.47

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2005 Fourth-Quarter Supplement

Cincinnati Financial Corporation
Top Holdings – Common Stocks

(Dollars in millions)	As of and for the twelve months ended December 31, 2005
	Actual cost	Fair value	Percent of fair value	Earned dividend income

Fifth Third Bancorp	$283	$2,745	39.6%	$106
ALLTEL Corporation	117	801	11.6	20
ExxonMobil Corporation	133	503	7.3	10
The Procter & Gamble Company	105	335	4.8	6
National City Corporation	171	329	4.7	14
PNC Financial Services Group, Inc.	62	291	4.2	10
Wyeth	62	204	2.9	4
Alliance Capital Management Holding L.P.	53	179	2.6	9
U.S. Bancorp	113	172	2.5	7
Wells Fargo & Company	66	139	2.0	5
FirstMerit Corporation	54	139	2.0	6
Johnson & Johnson	115	139	2.0	3
Piedmont Natural Gas Company, Inc.	62	134	1.9	4
Sky Financial Group, Inc.	91	130	1.9	4
All other common stock holdings	474	696	10.0	22
Total	$1,961	$6,936	100.0%	$230

2005 Fourth-Quarter Supplement

Cincinnati Insurance Group
GAAP Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
	2005	2004	Change	% Change	2005	2004	Change	% Change
Revenues:
Premiums earned:
Property casualty	$818,847,338	$796,083,976	$22,763,362	2.86	$3,237,519,279	$3,094,363,660	$143,155,619	4.63
Life	0	0	0	NA	0	0	0	NA
Accident health	0	0	0	NA	0	0	0	NA
Premiums ceded	(43,810,668)	(42,449,185)	(1,361,483)	(3.21)	(179,470,542)	(175,040,369)	(4,430,173)	(2.53)
Total premiums earned	775,036,670	753,634,791	21,401,879	2.84	3,058,048,737	2,919,323,291	138,725,446	4.75
Investment income	87,474,802	80,171,608	7,303,194	9.11	337,906,534	288,700,233	49,206,301	17.04
Realized gain on investments	11,828,897	25,835,084	(14,006,187)	(54.21)	39,965,940	201,876,120	(161,910,180)	(80.20)
Other income	651,450	899,846	(248,396)	(27.60)	3,100,348	3,335,586	(235,238)	(7.05)
Total revenues	$874,991,819	$860,541,329	$14,450,490	1.68	$3,439,021,559	$3,413,235,230	$25,786,329	0.76

Benefits & expenses:
Losses & policy benefits	$436,006,402	$387,295,740	$48,710,662	12.58	$1,937,904,906	$1,886,889,195	$51,015,711	2.70
Reinsurance recoveries	(18,802,810)	11,447,151	(30,249,961)	(264.26)	(125,974,401)	(133,249,599)	7,275,198	5.46
Commissions	141,873,514	137,890,627	3,982,887	2.89	592,329,261	582,871,282	9,457,979	1.62
Other operating expenses	63,922,981	58,252,750	5,670,231	9.73	249,373,992	225,025,104	24,348,888	10.82
Interest expense	0	0	0	NA	0	0	0	NA
Taxes, licenses & fees	17,660,389	18,681,830	(1,021,441)	(5.47)	66,678,800	68,843,456	(2,164,656)	(3.14)
Incr deferred acq expense	9,111,122	4,997,582	4,113,540	82.31	(4,700,131)	(19,420,541)	14,720,410	75.80
Other expenses	377,634	3,986,955	(3,609,321)	(90.53)	12,319,757	10,336,754	1,983,003	19.18
Total expenses	$650,149,232	$622,552,635	$27,596,597	4.43	$2,727,932,184	$2,621,295,651	$106,636,533	4.07
Income before income taxes	$224,842,587	$237,988,694	$(13,146,107)	(5.52)	$711,089,375	$791,939,579	$(80,850,204)	(10.21)

Provision for income taxes:
Current operating income	$63,736,999	$40,402,260	$23,334,739	57.76	$178,744,156	$104,497,955	$74,246,201	71.05
Current realized investments gains and losses	3,313,516	8,488,796	(5,175,280)	(60.97)	13,988,078	70,656,643	(56,668,565)	(80.20)
Deferred	1,105,024	25,546,225	(24,441,201)	(95.67)	6,783,359	66,364,560	(59,581,201)	(89.78)
Total income taxes	$68,155,539	$74,437,281	$(6,281,742)	(8.44)	$199,515,593	$241,519,158	$(42,003,565)	(17.39)

Net income	$156,687,048	$163,551,413	$(6,864,365)	(4.20)	$511,573,782	$550,420,421	$(38,846,639)	(7.06)

2005 Fourth-Quarter Supplement

Cincinnati Insurance Group
Statutory Statements of Income

	For the Three Months Ended December 30,			For the Twelve Months Ended December 30,
	2005	2004	% Change	2005	2004	% Change
Underwriting income
Net premiums written	$727,352,851	$723,303,469	1.56	$3,076,183,237	$2,996,998,798	3.30
Unearned premiums increase	(47,683,819)	(30,331,322)		18,134,500	77,675,507
Earned premiums	775,036,669	753,634,791	4.35	3,058,048,736	2,919,323,291	5.42

Losses incurred	$347,956,479	$313,493,677	(2.35)	$1,505,591,684	$1,452,305,592	1.65
Allocated loss expenses incurred	24,759,130	37,151,856	8.91	140,414,792	145,635,246	6.61
Unallocated loss expenses incurred	44,487,984	48,097,359	17.18	165,924,030	155,698,759	12.86
Other underwriting expenses incurred	229,664,310	218,816,538	6.93	904,044,694	867,477,159	3.97
Workers compensation dividend incurred	2,929,147	3,417,156	56.54	10,419,002	11,018,544	(1.47)

Total underwriting deductions	$649,797,050	$620,976,586	2.10	$2,726,394,201	$2,632,135,299	3.25
Net underwriting gain (loss)	$125,239,620	$132,658,205	159.48	$331,654,535	$287,187,992	33.58

Investment income
Gross investment income earned	$88,571,374	$81,482,851	10.46	$342,024,786	$292,477,572	20.12
Net investment income earned	87,471,982	80,172,733	11.01	337,903,713	288,700,234	20.10
Net realized capital gains	25,531,923	12,994,834	N/A	57,290,802	194,326,520	(82.49)
Net investment gains (excl. subs)	$113,003,906	$93,167,567	30.25	$395,194,516	$483,026,754	(27.62)
Dividend from subsidiary
Net investment gains	$113,003,906	$93,167,567	30.25	$395,194,516	$483,026,754	(27.62)

Other income	$(189,887)	$321,046	N/A	$(2,192,258)	$4,033,375	N/A

Net income before federal income taxes	$238,053,638	$226,146,819	39.49	$724,656,793	$774,248,121	(11.22)
Federal and foreign income taxes incurred	$67,050,515	$48,891,055	(31.24)	$192,732,234	$175,154,598	(0.46)
Net income (statutory)	$171,003,123	$177,255,764	68.30	$531,924,559	$599,093,523	(14.44)

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2005 Fourth-Quarter Supplement

Cincinnati Insurance Group - Consolidated
Statutory Quarterly Analysis
(Based on reported data - see Page 25 for adjusted data)

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04	6/30/05	6/30/04	9/30/05	9/30/04	12/31/05	12/31/04
Net premiums written	$727	$761	$791	$797	$723	$750	$734	$790	$1,588	$1,524	$2,349	$2,274	$3,076	$2,997
Net premiums earned	775	765	765	753	754	733	717	716	1,518	1,432	2,283	2,166	3,058	2,919
Losses paid	378	348	336	345	381	360	328	298	681	625	1,029	985	1,407	1,366
Loss reserve change	(30)	72	23	33	(67)	70	40	43	56	83	129	154	99	86
Total losses incurred	$348	$420	$359	$378	$314	$430	$368	$341	$737	$708	$1,158	$1,139	$1,506	$1,452
Allocated loss expense paid	32	30	29	25	31	27	26	26	54	52	84	78	116	110
Allocated loss expense reserve change	(7)	10	10	11	6	10	11	10	21	20	31	30	24	36
Total allocated loss expense incurred	$25	$40	$39	$36	$37	$37	$37	$36	$75	$72	$116	$108	$140	$146
Unallocated loss expense paid	46	38	37	34	46	32	36	32	71	68	108	100	155	146
Unallocated loss expense reserve change	(2)	3	0	10	2	3	1	4	10	5	13	8	11	10
Total unallocated loss expense incurred	$44	$41	$37	$44	$48	$35	$37	$36	$81	$73	$121	$108	$166	$156
Underwriting expenses incurred	233	237	234	212	222	220	218	218	445	436	682	656	914	878
Underwriting profit (loss)	$125	$27	$96	$83	$133	$11	$57	$85	$180	$143	$206	$155	$332	$287

Loss Detail
Losses $1 million or more	$38	$27	$28	$43	$12	$27	$17	$42	$71	$59	$98	$86	$136	$97
Losses $250 thousand to $1 million	36	35	36	32	33	29	46	39	68	85	104	113	139	146
Development and case reserve increases of $250,000 or more	54	39	40	36	44	35	42	31	76	73	114	109	168	153
Large losses subtotal	$128	$101	$104	$111	$89	$91	$105	$112	$215	$217	$316	$308	$443	$396
IBNR incurred	(58)	20	14	13	18	12	17	13	27	29	47	41	(11)	59
Catastrophe losses incurred	44	66	15	2	16	86	46	1	17	47	83	133	127	149
Remaining incurred	234	234	226	252	190	241	201	215	478	416	712	657	947	848
Total losses incurred	$348	$420	$359	$378	$313	$430	$369	$341	$737	$709	$1,158	$1,139	$1,506	$1,452

Ratio Data
Loss ratio	44.9%	54.9%	46.9%	50.3%	41.6%	58.7%	51.3%	47.6%	48.6%	49.4%	50.7%	52.6%	49.2%	49.8%
Allocated loss expense ratio	3.2	5.3	5.2	4.7	4.9	5.1	5.0	4.9	5.0	5.0	5.1	5.0	4.6	5.0
Unallocated loss expense ratio	5.7	5.3	4.8	5.8	6.4	4.7	5.1	5.0	5.3	5.1	5.3	5.0	5.4	5.3
Net underwriting expense ratio	32.0	31.1	29.6	26.6	30.7	29.4	29.7	27.6	28.1	28.6	29.0	28.9	29.7	29.3
Statutory combined ratio	85.8%	96.6%	86.5%	87.4%	83.6%	97.9%	91.1%	85.1%	87.0%	88.1%	90.1%	91.5%	89.0%	89.4%
Statutory combined ratio excluding catastrophes	80.2%	88.0%	84.6%	87.1%	81.6%	86.2%	84.7%	85.0%	85.8%	84.8%	86.5%	85.3%	84.9%	84.3%

Loss Ratio
Losses $1 million or more	5.0%	3.6%	3.6%	5.7%	1.5%	3.6%	2.3%	5.9%	4.7%	4.1%	4.3%	4.0%	4.5%	3.3%
Losses $250 thousand to $1 million	4.5	4.6	4.8	4.3	4.4	3.9	6.4	5.4	4.5	5.9	4.5	5.2	4.5	5.0
Development and case reserve increases of $250,000 or more	6.9	5.1	5.2	4.7	5.9	4.9	5.8	4.3	5.0	5.1	5.0	5.0	5.5	5.2
Large losses subtotal	16.4%	13.2%	13.6%	14.7%	11.8%	12.4%	14.5%	15.6%	14.2%	15.1%	13.8%	14.2%	14.5%	13.5%
IBNR incurred	(7.4)	2.5	1.8	1.8	2.4	1.6	2.3	1.7	1.8	2.0	2.0	1.9	(0.4)	2.0
Total catastrophe losses incurred	5.6	8.6	1.9	0.3	2.1	11.8	6.5	0.1	1.1	3.3	3.6	6.1	4.1	5.1
Remaining incurred	30.3	30.6	29.6	33.5	25.3	32.9	28.0	30.0	31.5	29.1	31.2	30.4	31.0	29.0
Total loss ratio	44.9%	54.9%	46.9%	50.3%	41.6%	58.7%	51.3%	47.4%	48.6%	49.5%	50.7%	52.6%	49.2%	49.6%

Loss Claim Count
Losses $1 million or more	24	21	17	15	9	17	11	27	32	38	53	55	77	64
Losses $250 thousand to $1 million	92	81	93	73	84	76	103	91	166	194	247	270	339	354
Development and case reserve increases of $250,000 or more	100	72	61	67	79	76	70	59	128	129	200	205	300	284
Large losses total	216	174	171	155	172	169	184	177	326	361	500	530	716	702

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
NM - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2005 Fourth-Quarter Supplement

Cincinnati Insurance Group - Commercial Lines
Statutory Quarterly Analysis
(Based on reported data - see Page 26 for adjusted data)
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04	6/30/05	6/30/04	9/30/05	9/30/04	12/21/05	12/31/04
Net premiums written	$548	$546	$567	$629	$532	$532	$512	$610	$1,195	$1,122	$1,741	$1,654	$2,290	$2,186
Net premiums earned	576	564	563	551	551	537	520	518	1,114	1,038	1,678	1,575	2,254	2,126
Losses paid	256	228	214	219	246	228	203	193	434	396	662	624	918	870
Loss reserve change	(19)	67	32	51	(45)	50	21	28	84	49	151	98	132	54
Total losses incurred	$237	$295	$246	$270	$201	$278	$224	$221	$518	$445	$813	$722	$1,050	$924
Allocated loss expense paid	28	27	26	22	27	24	23	23	48	46	75	70	103	97
Allocated loss expense reserve change	(1)	9	10	10	2	9	10	9	20	19	29	28	28	30
Total allocated loss expense incurred	$27	$36	$36	$32	$29	$33	$33	$32	$68	$65	$104	$98	$131	$127
Unallocated loss expense paid	31	26	25	22	30	21	23	21	48	45	73	65	105	95
Unallocated loss expense reserve change	(1)	3	1	10	3	2	1	3	11	3	13	5	12	8
Total unallocated loss expense incurred	$30	$29	$26	$32	$33	$23	$24	$24	$59	$48	$87	$70	$117	$103
Underwriting expenses incurred	182	173	165	156	166	159	155	163	321	318	493	477	675	643
Underwriting profit (loss)	$100	$31	$90	$61	$122	$44	$84	$78	$148	$162	$181	$208	$281	$329

Loss Detail
Losses $1 million or more	$31	$24	$26	$43	$8	$23	$14	$35	$68	$49	$93	$72	$124	$80
Losses $250 thousand to $1 million	28	26	29	22	23	19	33	28	51	61	77	80	105	103
Development and case reserve increases of $250,000 or more	47	35	38	29	38	32	36	27	67	63	103	95	149	133
Large losses subtotal	$106	$86	$93	$94	$69	$74	$83	$90	$186	$173	$272	$247	$378	$316
IBNR incurred	(36)	17	12	12	26	11	14	11	24	26	41	36	6	63
Catastrophe losses incurred	14	53	2	6	7	48	15	1	9	16	62	64	76	72
Remaining incurred	153	139	139	159	99	145	112	118	298	230	437	375	590	473
Total losses incurred	$237	$295	$246	$271	$201	$278	$224	$220	$517	$445	$813	$722	$1,050	$924

Ratio Data
Loss ratio	41.1%	52.4%	43.8%	49.1%	36.5%	51.7%	43.1%	42.6%	46.4%	42.8%	48.4%	45.9%	46.6%	43.4%
Allocated loss expense ratio	4.7	6.5	6.4	5.8	5.3	6.2	6.2	6.2	6.1	6.2	6.2	6.2	5.8	6.0
Unallocated loss expense ratio	5.3	5.1	4.6	5.9	6.0	4.2	4.6	4.7	5.2	4.6	5.2	4.5	5.2	4.9
Net underwriting expense ratio	33.2	31.6	29.1	24.7	31.2	29.9	30.2	26.8	26.8	28.3	28.3	28.8	29.5	29.4
Statutory combined ratio	84.3%	95.5%	83.9%	85.5%	79.0%	92.0%	84.1%	80.3%	84.5%	81.9%	88.1%	85.4%	87.1%	83.7%
Statutory combined ratio excluding catastrophes	81.9%	86.0%	83.5%	84.4%	77.8%	83.0%	81.1%	80.1%	83.8%	80.4%	84.5%	81.3%	83.7%	80.3%

Loss Ratio
Losses $1 million or more	5.4%	4.3%	4.5%	7.8%	1.5%	4.3%	2.6%	6.8%	6.1%	4.7%	5.5%	4.6%	5.5%	3.8%
Losses $250 thousand to $1 million	4.8	4.7	5.2	3.9	4.2	3.6	6.3	5.4	4.5	5.8	4.6	5.1	4.6	4.9
Development and case reserve increases of $250,000 or more	8.1	6.3	6.8	5.3	6.8	5.9	7.0	5.2	6.0	6.1	6.1	6.0	6.6	6.2
Large losses subtotal	18.3%	15.2%	16.5%	17.0%	12.5%	13.8%	15.9%	17.4%	16.6%	16.6%	16.2%	15.7%	16.8%	14.9%
IBNR incurred	(6.1)	2.9	2.2	2.2	4.8	2.0	2.8	2.2	2.2	2.5	2.4	2.3	0.2	3.0
Total catastrophe losses incurred	2.4	9.5	0.4	1.1	1.3	9.0	2.9	0.2	0.8	1.6	3.7	4.1	3.4	3.4
Remaining incurred	26.5	24.7	24.7	28.8	17.9	26.9	21.5	22.8	26.8	22.2	26.1	23.8	26.2	22.3
Total loss ratio	41.1%	52.4%	43.8%	49.1%	36.5%	51.7%	43.1%	42.6%	46.4%	42.9%	48.4%	45.9%	46.6%	43.6%
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
NM - Not meaningful

2005 Fourth-Quarter Supplement

Cincinnati Insurance Group - Personal Lines
Statutory Quarterly Analysis
(Based on reported data - see Page 27 for adjusted data)
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04	6/30/05	6/30/04	9/30/05	9/30/04	12/31/05	12/31/04
Net premiums written	$179	$215	$224	$168	$191	$217	$222	$180	$393	$402	$608	$620	$786	$811
Net premiums earned	199	201	202	202	203	196	197	197	404	394	605	590	804	793
Losses paid	122	120	122	126	134	132	125	105	247	229	367	362	489	496
Loss reserve change	(11)	5	(9)	(18)	(22)	21	19	15	(27)	34	(22)	54	(33)	33
Total losses incurred	$111	$125	$113	$108	$112	$153	$144	$120	$220	$263	$345	$416	$456	$529
Allocated loss expense paid	4	3	3	3	4	3	3	3	6	6	9	9	13	13
Allocated loss expense reserve change	(6)	1	1	1	4	1	1	1	1	1	2	2	(4)	6
Total allocated loss expense incurred	$(2)	$4	$4	$4	$8	$4	$4	$4	$7	$7	$11	$11	$9	$19
Unallocated loss expense paid	15	12	12	12	16	11	12	11	23	23	35	34	50	50
Unallocated loss expense reserve change	(1)	0	(1)	0	(1)	1	1	1	(1)	2	0	3	(1)	2
Total unallocated loss expense incurred	$14	$12	$11	$12	$15	$12	$13	$12	$22	$25	$35	$37	$49	$52
Underwriting expenses incurred	51	64	69	56	56	61	63	55	125	118	189	179	239	236
Underwriting profit (loss)	$25	$(4)	$5	$22	$12	$(34)	$(27)	$6	$30	$(19)	$26	$(53)	$51	$(43)

Loss Detail
Losses $1 million or more	$7	$3	$2	$0	$3	$3	$3	$7	$2	$10	$5	$13	$13	$17
Losses $250 thousand to $1 million	8	9	8	10	10	9	13	11	18	24	27	33	34	43
Development and case reserve increases of $250,000 or more	7	3	2	7	7	5	5	4	9	9	12	14	19	21
Large losses subtotal	$22	$15	$12	$17	$20	$17	$21	$22	$29	$43	$44	$60	$66	$81
IBNR incurred	(22)	3	1	1	(8)	1	2	1	3	3	6	4	(17)	(4)
Catastrophe losses incurred	30	13	12	(4)	9	38	31	0	8	31	21	68	51	77
Remaining incurred	81	94	87	93	92	97	89	97	180	186	274	283	356	375
Total losses incurred	$111	$125	$112	$107	$113	$153	$143	$120	$220	$263	$345	$415	$456	$529

Ratio Data
Loss ratio	55.9%	62.2%	55.6%	53.3%	55.3%	78.0%	73.0%	60.6%	54.4%	66.8%	57.0%	70.5%	56.7%	66.7%
Allocated loss expense ratio	(1.2)	2.0	1.8	1.8	3.9	1.9	1.8	1.7	1.8	1.8	1.9	1.8	1.1	2.3
Unallocated loss expense ratio	7.0	6.1	5.5	5.7	7.4	6.3	6.7	6.0	5.6	6.3	5.8	6.3	6.1	6.6
Net underwriting expense ratio	28.4	29.7	30.7	33.2	29.4	28.2	28.6	30.4	31.8	29.4	31.0	28.9	30.4	29.0
Statutory combined ratio	90.1%	99.9%	93.6%	94.0%	96.0%	114.4%	110.1%	98.7%	93.6%	104.3%	95.7%	107.5%	94.3%	104.6%
Statutory combined ratio excluding catastrophes	75.2%	93.6%	87.4%	96.0%	91.8%	95.1%	94.4%	98.9%	91.5%	96.5%	92.2%	96.0%	88.0%	94.9%

Loss Ratio
Losses $1 million or more	3.6%	1.5%	1.1%	0.0%	1.7%	1.7%	1.5%	3.7%	0.6%	2.6%	0.9%	2.3%	1.6%	2.1%
Losses $250 thousand to $1 million	3.9	4.3	3.7	5.2	4.9	4.7	6.7	5.4	4.4	6.0	4.4	5.6	4.3	5.4
Development and case reserve increases of $250,000 or more	3.5	1.7	1.0	3.2	3.3	2.4	2.7	2.0	2.1	2.4	2.0	2.4	2.4	2.6
Large losses subtotal	11.0%	7.6%	5.8%	8.4%	9.9%	8.8%	10.9%	11.1%	7.1%	11.0%	7.3%	10.3%	8.2%	10.1%
IBNR incurred	(11.2)	1.4	0.6	0.7	(3.9)	0.6	1.1	0.6	0.7	0.8	0.9	0.7	(2.1)	(0.5)
Total catastrophe losses incurred	14.9	6.2	6.2	(2.0)	4.2	19.3	15.7	(0.2)	2.1	7.8	3.5	11.6	6.3	9.7
Remaining incurred	41.2	46.9	42.9	46.2	45.2	49.4	45.3	49.1	44.5	47.2	45.3	48.0	44.3	47.2
Total loss ratio	55.9%	62.2%	55.5%	53.3%	55.4%	78.1%	73.0%	60.6%	54.4%	66.8%	57.0%	70.6%	56.7%	66.5%

Dollar amounts shown are rounded to millions, certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
NM - Not meaningful

2005 Fourth-Quarter Supplement

Cincinnati Insurance Group
Direct Written Premiums by Line of Business for the Twelve Months Ended December 31, 2005
(Dollars in millions)

				Comm				12/31/05	12/31/04
	Home-	Pers	Comm	Multi-	Work	Other	All	Agency	Agency	Percent
State	owner	Auto	Auto	Peril	Comp	Liability	Other	Direct	Direct	Change

AL	$20.5	$16.8	$8.2	$23.7	$1.2	$12.3	$9.0	$91.7	$83.6	9.7
AZ	0.1	-	8.8	8.3	0.3	6.7	2.3	26.5	23.4	13.2
AR	3.3	3.5	6.2	14.2	4.7	8.1	4.9	44.9	45.3	(1.0)
DE	-	-	0.1	0.1	0.5	0.2	-	0.9	0.3	200.1
FL	15.3	12.6	12.7	21.5	3.0	24.5	17.1	106.7	90.3	18.1
GA	23.9	32.6	17.4	30.8	10.0	16.5	13.6	144.8	133.8	8.2
IL	19.1	30.6	34.8	77.1	59.6	45.1	34.3	300.6	300.9	(0.1)
IN	28.1	36.0	28.2	57.3	28.9	29.6	21.9	230.0	235.9	(2.5)
IA	4.5	5.6	10.2	22.8	20.9	14.9	9.5	88.4	85.1	3.9
KS	7.2	6.1	4.3	9.7	5.3	4.4	3.9	40.9	41.8	(2.0)
KY	14.0	22.0	15.0	26.3	3.4	15.7	11.4	107.8	102.7	5.0
MD	1.1	-	9.6	7.9	9.4	9.0	3.3	40.3	35.7	13.1
MI	19.7	18.0	21.5	51.0	22.7	23.4	16.0	172.3	183.6	(6.2)
MN	5.7	8.8	11.5	25.5	6.8	17.6	9.7	85.6	83.5	2.6
MO	5.5	4.4	11.8	29.2	13.2	11.0	9.2	84.3	89.2	(5.5)
MT	0.1	0.1	6.7	9.7	0.1	5.9	3.5	26.1	24.5	6.8
NE	1.9	2.3	4.3	8.2	8.3	5.2	3.2	33.4	30.3	10.1
NY	-	-	8.8	13.9	1.9	15.6	3.6	43.8	34.3	27.7
NC	1.5	2.7	23.2	46.3	20.5	23.5	15.3	133.0	119.3	11.5
OH	94.0	165.1	83.9	165.0	-	112.4	74.2	694.6	705.0	(1.5)
PA	6.0	8.7	32.1	52.7	51.9	25.4	18.3	195.1	185.5	5.2
SC	-	-	9.9	15.1	4.2	7.8	4.4	41.4	36.0	14.9
TN	7.7	8.5	16.3	27.9	10.6	16.9	10.2	98.1	93.9	4.5
VT	0.8	1.0	3.0	5.3	6.2	3.1	2.5	21.9	20.0	9.5
VA	8.0	11.2	22.6	37.0	18.3	19.4	13.9	130.4	129.3	0.9
WV	0.9	-	5.9	9.5	-	4.5	3.5	24.3	21.7	12.1
WI	8.7	13.3	14.6	29.1	24.6	18.6	12.2	121.1	119.4	1.5
All Other	1.5	1.9	15.6	23.0	10.6	16.7	11.6	80.9	68.9	17.7

Total Agency Direct	$299.1	$411.8	$447.2	$848.1	$347.1	$514.0	$342.5	$3,209.8	$3,123.2	2.8
Other Direct	4.1	1.2	0.8	0.8	10.4	0.6	3.6	21.5	18.0	19.4
Total Direct	$303.2	$413.0	$448.0	$848.9	$357.5	$514.6	$346.1	$3,231.3	$3,141.2	2.9

2005 Fourth-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - By Line of Business

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
12/31/05	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04		3/31/04	6/30/05	6/30/04	9/30/05	9/30/04	12/31/05	12/31/04
Commercial multi-peril:
Written premiums	$195	$189	$203	$222	$188	$186	$178	$214	$425	$392	$614	$578	$809	$767
Earned premiums	201	196	202	197	195	187	182	186	399	368	594	$556	796	751
Loss and loss expenses ratio	15.8%	78.3%	57.3%	72.2%	62.6%	72.4%	56.8%	57.7%	64.7%	57.2%	69.2%	62.4%	55.7%	62.4%
Less catastrophe loss ratio	4.6	24.9	0.9	2.6	1.4	23.0	6.6	(0.7)	1.8	2.9	9.4	9.6	8.2	7.5
Loss and loss expenses excluding catastrophe loss ratio	11.2%	53.4%	56.4%	69.6%	61.2%	49.4%	50.2%	58.4%	62.9%	54.3%	59.8%	52.8%	47.5%	54.9%

Workers compensation:
Written premiums	$80	$76	$83	$99	$75	$73	$76	$97	$182	$173	$258	$245	$338	$320
Earned premiums	85	82	82	79	80	80	78	75	161	153	244	233	328	313
Loss and loss expenses ratio	136.0%	73.5%	77.1%	76.5%	82.8%	79.1%	69.2%	90.6%	76.8%	79.7%	75.7%	79.5%	91.3%	80.3%
Less catastrophe loss ratio	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Loss and loss expenses excluding catastrophe loss ratio	136.0%	73.5%	77.1%	76.5%	82.8%	79.1%	69.2%	90.6%	76.8%	79.7%	75.7%	79.5%	91.3%	80.3%

Commercial auto:
Written premiums	$107	$107	$111	$122	$108	$113	$111	$126	$233	$237	$340	$350	$447	$458
Earned premiums	116	114	113	113	115	114	111	110	226	221	340	335	456	450
Loss and loss expenses ratio	61.7%	60.6%	58.8%	57.9%	51.9%	59.6%	53.1%	44.7%	58.4%	48.9%	59.1%	52.6%	59.8%	52.4%
Less Catastrophe loss ratio	0.0	0.1	0.2	0.0	0.3	1.0	0.5	(0.5)	0.1	0.0	0.1	0.3	0.1	0.3
Loss and loss expenses excluding catastrophe loss ratio	61.7%	60.5%	58.6%	57.9%	51.6%	58.6%	52.6%	45.2%	58.3%	48.9%	59.0%	52.3%	59.7%	52.1%

Other liability:
Written premiums	$111	$113	$111	$123	$106	$105	$101	$113	$234	$214	$347	$319	$458	$424
Earned premiums	115	112	109	106	107	103	98	94	215	193	327	296	442	402
Loss and loss expenses ratio	46.9%	43.7%	39.3%	39.1%	(0.1)%	37.2%	45.9%	34.4%	39.2%	40.2%	40.8%	39.2%	42.4%	28.8%
Less catastrophe loss ratio	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Loss and loss expenses excluding catastrophe loss ratio	46.9%	43.7%	39.3%	39.1%	(0.1)%	37.2%	45.9%	34.4%	39.2%	40.2%	40.8%	39.2%	42.4%	28.8%

Personal auto:
Written premiums	$90	$112	$119	$89	$103	$122	$125	$102	$208	$228	$320	$350	$410	$453
Earned premiums	105	108	110	111	113	$113	112	113	220	225	328	338	433	451
Loss and loss expenses ratio	53.5%	65.2%	61.5%	60.6%	71.2%	63.9%	62.9%	66.3%	61.0%	64.6%	62.4%	64.4%	60.2%	66.1%
Less catastrophe loss ratio	0.4	0.5	1.1	0.2	0.6	1.4	2.3	(0.2)	0.6	1.0	0.6	1.1	0.5	1.0
Loss and loss expenses excluding catastrophe loss ratio	53.1%	64.7%	60.4%	60.4%	70.6%	62.5%	60.6%	66.5%	60.4%	63.6%	61.8%	63.3%	59.7%	65.1%

Homeowner:
Written premiums	$68	$81	$81	$59	$67	$73	$74	$59	$141	$133	$222	$206	$290	$273
Earned premiums	72	72	71	70	68	62	64	64	141	128	213	191	285	259
Loss and loss expenses ratio	81.8%	78.2%	73.3%	64.0%	68.6%	130.7%	119.1%	68.8%	68.7%	94.0%	71.9%	106.0%	74.5%	96.1%
Less catastrophe loss ratio	40.0	15.2	15.6	(7.2)	10.1	55.8	43.1	(0.1)	4.3	21.5	8.0	32.7	16.1	26.8
Loss and loss expenses excluding catastrophe loss ratio	41.8%	63.0%	57.7%	71.2%	58.5%	74.9%	76.0%	68.9%	64.4%	72.5%	63.9%	73.3%	58.4%	69.3%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2005 Fourth-Quarter Supplement

Cincinnati Insurance Group
Loss Reserve Development Impact by Line of Business

	Commercial	Workers	Commercial	Other	Personal		All
	multi-peril	compensation	auto	liability	auto	Homeowner	lines
As of December 31, 2005
Impact on loss and loss expense ratio	(7.7%)	13.3%	(5.3%)	(18.4%)	(1.6%)	(1.0%)	(5.2%)

As of December 31, 2004
Impact on loss and loss expense ratio	0.6%	4.9%	(10.5%)	(32.5%)	0.2%	(2.2%)	(6.7%)

As of December 31, 2003
Impact on loss and loss expense ratio	2.0%	4.3%	(8.8%)	(23.0%)	2.1%	(3.1%)	(3.0%)

2005 Fourth-Quarter Supplement

Cincinnati Insurance Group
11-Year Property Casualty Data - Consolidated
(Dollars in millions)	Years ended December 31,
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Premiums
Adjusted written premiums (statutory)*	$3,097	$3,026	$2,789	$2,496	$2,188	$1,936	$1,681	$1,558	$1,472	$1,384	$1,296
Codification	0	0	0	0	402	(55)	0	0	0	0	0
Written premium adjustment -- statutory only	(21)	(29)	26	117	0	0	0	0	0	0	0
Reported written premiums (statutory)**	3,076	2,997	2,815	2,613	2,590	1,881	1,681	1,558	1,472	1,384	1,296
Unearned premiums change	(18)	(78)	(162)	(220)	(517)	(53)	(23)	(15)	(18)	(17)	(33)
Earned premiums (GAAP)	$3,058	$2,919	$2,653	$2,393	$2,073	$1,828	$1,658	$1,543	$1,454	$1,367	$1,263

Year-over-year growth rate:
Adjusted written premiums (statutory)	2.3%	8.5%	11.7%	14.1%	13.0%	15.2%	7.9%	5.8%	6.4%	6.8%	8.8%
Written premiums (statutory)	2.6%	6.5%	7.7%	0.9%	37.7%	11.9%	7.9%	5.8%	6.4%	6.8%	8.8%
Earned premiums	4.8%	10.0%	10.9%	15.4%	13.4%	10.3%	7.5%	6.1%	6.4%	8.2%	7.9%

Statutory combined ratio
Reported statutory combined ratio*	89.0%	89.4%	94.2%	98.4%	99.5%	112.5%	100.4%	104.2%	98.3%	103.5%	99.9%
Codification	0.0	0.0	0.0	0.0	4.1	(0.9)	0.0	0.0	0.0	0.0	0.0
Written premium adjustment -- statutory only	nm	nm	nm	1.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0
One-time item	0.0	0.0	0.8	0.0	0.0	(1.7)	0.0	0.0	0.0	0.0	0.0
Statutory combined ratio (adjusted)	89.0%	89.4%	95.0%	99.6%	103.6%	109.9%	100.4%	104.2%	98.3%	103.5%	99.9%
Less catastrophe losses	4.1	5.1	3.6	3.6	3.1	2.7	2.5	6.1
Statutory combined ratio excluding catastrophe losses (adjusted)	84.9%	84.3%	91.4%	96.0%	100.5%	107.2%	97.9%	98.1%

Reported commission expense ratio*	19.2%	19.2%	17.6%	15.9%	13.9%	17.4%	17.4%	17.6%
Codification	0.0	0.0	0.0	0.0	2.6	(0.5)	0.0	0.0
Written premium adjustment -- statutory only	nm	nm	nm	0.8	0.0	0.0	0.0	0.0
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Commission expense ratio (adjusted)	19.2%	19.2%	17.6%	16.7%	16.5%	16.9%	17.4%	17.6%

Reported other expense ratio*	10.5%	10.1%	8.9%	9.6%	8.7%	12.6%	11.4%	11.9%
Codification	0.0	0.0	0.0	0.0	1.5	(0.4)	0.0	0.0
Written premium adjustment -- statutory only	nm	nm	nm	0.4	0.0	0.0	0.0	0.0
One-time item	0.0	0.0	0.8	0.0	0.0	(1.7)	0.0	0.0
Other expense ratio (adjusted)	10.5%	10.1%	9.7%	10.0%	10.2%	10.5%	11.4%	11.9%

Reported statutory expense ratio*	29.7%	29.3%	26.5%	25.5%	22.6%	30.0%	28.8%	29.5%
Codification	0.0	0.0	0.0	0.0	4.1	(0.9)	0.0	0.0
Written premium adjustment -- statutory only	nm	nm	nm	1.2	0.0	0.0	0.0	0.0
One-time item	0.0	0.0	0.8	0.0	0.0	(1.7)	0.0	0.0
Statutory expense ratio (adjusted)	29.7%	29.3%	27.3%	26.7%	26.7%	27.4%	28.8%	29.5%

GAAP combined ratio
GAAP combined ratio	89.2%	89.8%	94.7%	99.7%	104.9%	112.8%	100.2%	104.3%	98.4%	103.6%	100.1%
One-time item	0.0	0.0	0.8	0.0	0.0	(2.1)	0.0	0.0	0.0	0.0	0.0
GAAP combined ratio before one-time item	89.2%	89.8%	95.5%	99.7%	104.9%	110.7%	100.2%	104.3%	98.4%	103.6%	100.1%

Written premiums to surplus
Adjusted premiums to statutory surplus ratio	0.739	0.721	1.002	1.067	0.864
Written premium adjustment	(0.005)	(0.007)	0.010	0.050	0.159
Reported premiums to statutory surplus ratio	0.734	0.714	1.012	1.117	1.023

Dollar Amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm - Not meaningful
*Statutory date prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
**Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period. Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy. Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data. The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

2005 Fourth-Quarter Supplement

Cincinnati Insurance Group
6-Year Property Casualty Data - Commercial Lines

(Dollars in millions)	Years ended December 31,
	2005	2004	2003	2002	2001	2000
Premiums
Adjusted written premiums (statutory)*	$2,306	$2,209	$2,009	$1,795	$1,551	$1,326
Codification	0	0	0	0	276	(51)
Written premium adjustment – statutory only	(16)	(23)	22	110	0	0
Reported written premiums (statutory)**	$2,290	$2,186	$2,031	$1,905	$1,827	$1,275
Unearned premiums change	(36)	(60)	(123)	(182)	(374)	(43)
Earned premiums (GAAP)	$2,254	$2,126	$1,908	$1,723	$1,453	$1,232

Year-over-year growth rate:
Adjusted written premiums (statutory)	4.4%	10.0%	11.9%	15.7%	17.0%	20.5%
Written premiums (statutory)	4.8%	7.6%	6.6%	4.3%	43.3%	15.9%
Earned premiums	6.0%	11.4%	10.8%	18.6%	17.9%	13.2%

Statutory combined ratio
Reported statutory combined ratio*	87.1%	83.7%	90.9%	95.3%	96.7%	117.2%
Codification	0.0	0.0	0.0	0.0	4.0	(1.2)
Written premium adjustment – statutory only	nm	nm	nm	1.5	0.0	0.0
One-time item	0.0	0.0	0.7	0.0	0.0	(1.6)
Statutory combined ratio (adjusted)	87.1%	83.7%	91.6%	96.8%	100.7%	114.4%
Less catastrophe losses	3.4	3.4	2.2	2.3	1.9	1.5
Statutory combined ratio excluding catastrophe losses (adjusted)	83.7%	80.3%	89.4%	94.5%	98.8%	112.9%

GAAP combined ratio
GAAP combined ratio	87.4%	84.1%	91.3%	96.6%	101.7%	117.2%
One-time item	0.0	0.0	0.8	0.0	0.0	(2.0)
GAAP combined ratio before one-time item	87.4%	84.1%	92.1%	96.6%	101.7%	115.2%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
** Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period. Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy. Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data. The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

2005 Fourth-Quarter Supplement

Cincinnati Insurance Group
6-Year Property Casualty Data - Personal Lines

(Dollars in millions)	Years ended December 31,
	2005	2004	2003	2002	2001	2000
Premiums
Adjusted written premiums (statutory)*	$791	$817	$780	$701	$637	$610
Codification	0	0	0	0	126	(4)
Written premium adjustment – statutory only	(5)	(6)	4	7	0	0
Reported written premiums (statutory)**	$786	$811	$784	$708	$763	$606
Unearned premiums change	18	(18)	(39)	(38)	(143)	(10)
Earned premiums (GAAP)	$804	$793	$745	$670	$620	$596

Year-over-year growth rate:
Adjusted written premiums (statutory)	(3.2)%	4.7%	11.3%	10.0%	4.4%	5.0%
Written premiums (statutory)	(3.1)%	3.4%	10.7%	(7.2)%	25.9%	4.3%
Earned premiums	1.4%	6.4%	11.2%	8.1%	4.0%	4.6%

Statutory combined ratio
Reported statutory combined ratio*	94.3%	104.6%	102.9%	106.5%	105.9%	110.6%
Codification	0.0	0.0	0.0	0.0	4.6	(0.2)
Written premium adjustment – statutory only	nm	nm	nm	0.3	0.0	0.0
One-time item	0.0	0.0	1.0	0.0	0.0	(2.0)
Statutory combined ratio (adjusted)	94.3%	104.6%	103.9%	106.8%	110.5%	108.4%
Less catastrophe losses	6.3	9.7	7.3	7.1	5.8	5.4
Statutory combined ratio excluding catastrophe losses (adjusted)	88.0%	94.9%	96.6%	99.7%	104.7%	103.0%

GAAP combined ratio
GAAP combined ratio	94.4%	105.0%	103.6%	107.6%	112.4%	110.4%
One-time item	0.0	0.0	1.1	0.0	0.0	(2.4)
GAAP combined ratio before one-time item	94.4%	105.0%	104.7%	107.6%	112.4%	108.0%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
**Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period. Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy. Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data. The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

2005 Fourth-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04	6/30/05	6/30/04	9/30/05	9/30/04	12/31/05	12/31/04
Premiums
Adjusted written premiums (statutory)	$765	$764	$781	$787	$748	$750	$761	$767	$1,568	$1,528	$2,332	$2,278	$3,097	$3,026
Written premium adjustment – statutory only	(38)	(3)	10	10	(25)	0	(27)	23	20	(4)	17	(4)	(21)	(29)
Reported written premiums (statutory) *	$727	$761	$791	$797	$723	$750	$734	$790	$1,588	$1,524	$2,349	$2,274	$3,076	$2,997
Unearned premiums change	48	4	(26)	(44)	31	(17)	(17)	(74)	(70)	(92)	(66)	(108)	(18)	(78)
Earned premiums	$775	$765	$765	$753	$754	$733	$717	$716	$1,518	$1,432	$2,283	$2,166	$3,058	$2,919

Statutory combined ratio
Reported statutory combined ratio*	85.8%	96.6%	86.6%	87.4%	83.6%	97.9%	91.2%	85.1%	86.9%	88.1%	90.1%	91.4%	89.0%	89.4%
Written premium adjustment – statutory only	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Adjusted statutory combined ratio	85.8%	96.6%	86.6%	87.4%	83.6%	97.9%	91.2%	85.1%	86.9%	88.1%	90.1%	91.4%	89.0%	89.4%
Less catastrophe losses	5.6	8.6	2.0	0.3	2.0	11.7	6.5	0.1	1.1	3.3	3.6	6.1	4.1	5.1
Adjusted statutory combined ratio excluding catastrophe losses	80.2%	88.0%	84.6%	87.1%	81.6%	86.2%	84.7%	85.0%	85.8%	84.8%	86.5%	85.3%	84.9%	84.3%

Reported commission expense ratio*	20.4%	20.3%	19.3%	16.8%	19.7%	19.9%	18.9%	18.3%	18.0%	18.6%	18.8%	19.0%	19.2%	19.2%
Written premium adjustment – statutory only	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Adjusted commission expense ratio	20.4%	20.3%	19.3%	16.8%	19.7%	19.9%	18.9%	18.3%	18.0%	18.6%	18.8%	19.0%	19.2%	19.2%

Reported other expense ratio*	11.6%	10.8%	10.3%	9.8%	11.0%	9.5%	10.8%	9.3%	10.0%	10.0%	10.2%	9.8%	10.5%	10.1%
Written premium adjustment – statutory only	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Adjusted other expense ratio	11.6%	10.8%	10.3%	9.8%	11.0%	9.5%	10.8%	9.3%	10.0%	10.0%	10.2%	9.8%	10.5%	10.1%

Reported statutory expense ratio*	32.0%	31.1%	29.6%	26.6%	30.7%	29.4%	29.7%	27.6%	28.0%	28.6%	29.0%	28.9%	29.7%	29.3%
Written premium adjustment – statutory only	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Adjusted statutory expense ratio	32.0%	31.1%	29.6%	26.6%	30.7%	29.4%	29.7%	27.6%	28.0%	28.6%	29.0%	28.9%	29.7%	29.3%

GAAP combined ratio
GAAP combined ratio	83.9%	96.6%	87.5%	88.9%	82.6%	97.8%	91.9%	87.1%	88.2%	89.5%	91.0%	92.3%	89.2%	89.8%
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
GAAP combined ratio before one-time item	83.9%	96.6%	87.5%	88.9%	82.6%	97.8%	91.9%	87.1%	88.2%	89.5%	91.0%	92.3%	89.2%	89.8%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2005 Fourth-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04	6/30/05	6/30/04	9/30/05	9/30/04	12/31/05	12/31/04
Premiums
Adjusted written premiums (statutory)	$584	$547	$557	$617	$555	$530	$537	$587	$1,174	$1,124	$1,721	$1,656	$2,306	$2,209
Written premium adjustment -- statutory only	(36)	(1)	9	12	(23)	2	(25)	23	21	(2)	20	(2)	(16)	(23)
Reported written premiums (statutory)*	$548	$546	$566	$629	$532	$532	$512	$610	$1,195	$1,122	$1,741	$1,654	$2,290	$2,186
Unearned premiums change	28	18	(3)	(78)	19	5	8	(91)	(81)	(84)	(63)	(79)	(36)	(60)
Earned premiums	$576	$564	$563	$551	$551	$537	$520	$519	$1,114	$1,038	$1,678	$1,575	$2,254	$2,126

Statutory combined ratio
Reported statutory combined ratio*	84.3%	95.5%	83.9%	85.5%	79.1%	92.0%	84.1%	80.3%	84.6%	82.0%	88.1%	85.4%	87.1%	83.7%
Written premium adjustment -- statutory only	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Adjusted statutory combined ratio	84.3%	95.5%	83.9%	85.5%	79.1%	92.0%	84.1%	80.3%	84.6%	82.0%	88.1%	85.4%	87.1%	83.7%
Less catastrophe losses	2.4	9.5	0.4	1.1	1.3	9.0	3.0	0.2	0.8	1.6	3.6	4.1	3.4	3.4
Adjusted statutory combined ratio excluding catastrophe losses	81.9%	86.0%	83.5%	84.4%	77.8%	83.0%	81.1%	80.1%	83.8%	80.4%	84.5%	81.3%	83.7%	80.3%

GAAP combined ratio
GAAP combined ratio	82.1%	95.2%	84.8%	87.5%	78.2%	91.4%	84.4%	82.6%	86.1%	83.5%	89.2%	86.2%	87.4%	84.1%
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
GAAP combined ratio before one time item	82.1%	95.2%	84.8%	87.5%	78.2%	91.4%	84.4%	82.6%	86.1%	83.5%	89.2%	86.2%	87.4%	84.1%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2005 Fourth-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004	6/30/2005	6/30/2004	9/30/2005	9/30/2004	12/31/2005	12/31/2004
Premiums
Adjusted written premiums (statutory)	$181	$217	$223	$170	$194	$218	$224	$180	$393	$404	$611	$623	$791	$817
Written premium adjustment -- statutory only	(2)	(2)	1	(2)	(3)	(1)	(2)	0	(1)	(2)	(3)	(3)	(5)	(6)
Reported written premiums (statutory) *	$179	$215	$224	$168	$191	$217	$222	$180	$392	$402	$608	$620	$786	$811
Unearned premiums change	20	(14)	(22)	34	12	(21)	(25)	17	8	(8)	(3)	(30)	17	(18)
Earned premiums	$199	$201	$202	$202	$203	$196	$197	$197	$404	$394	$605	$590	$804	$793

Statutory combined ratio
Reported statutory combined ratio*	90.1%	99.9%	93.6%	94.0%	96.0%	114.4%	110.1%	98.7%	93.7%	104.3%	95.7%	107.6%	94.3%	104.6%
Written premium adjustment -- statutory only	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Adjusted statutory combined ratio	90.1%	99.9%	93.6%	94.0%	96.0%	114.4%	110.1%	98.7%	93.7%	104.3%	95.7%	107.6%	94.3%	104.6%
Less catastrophe losses	14.9	6.3	6.2	2.0	4.2	19.3	15.7	0.0	2.1	7.8	3.5	11.6	6.3	0.1
Adjusted statutory combined ratio excluding catastrophe losses	75.2%	93.6%	87.4%	96.0%	91.8%	95.1%	94.4%	98.9%	91.6%	96.5%	92.2%	96.0%	88.0%	94.9%

GAAP combined ratio
GAAP combined ratio	89.0%	100.5%	95.3%	92.7%	94.5%	115.4%	111.6%	98.8%	94.0%	105.2%	96.1%	108.6%	94.4%	105.0%
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
GAAP combined ratio before one-time item	89.0%	100.5%	95.3%	92.7%	94.5%	115.4%	111.6%	98.8%	94.0%	105.2%	96.1%	108.6%	94.4%	105.0%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2005 Fourth-Quarter Supplement

The Cincinnati Life Insurance Company
GAAP Statements of Income

	For the three months ended December 31,				For the twelve months ended December 31,
	2005	2004	Change	% Change	2005	2004	Change	% Change
Revenues:
Premiums earned:
Property casualty	$-	$-	$-	NA	$-	$-	$-	NA
Life	40,421,076	35,328,907	5,092,169	14.41	143,808,461	131,914,123	11,894,338	9.02
Accident health	1,617,668	1,548,848	68,820	4.44	6,347,605	6,070,818	276,787	4.56
Premiums ceded	(13,851,254)	(12,981,202)	(870,052)	(6.70)	(43,798,779)	(37,331,419)	(6,467,360)	(17.32)
Total premiums earned	28,187,490	23,896,553	4,290,937	17.96	106,357,287	100,653,522	5,703,765	5.67
Investment income	26,013,305	23,196,029	2,817,276	12.15	99,323,763	90,814,991	8,508,772	9.37
Realized investment gains and losses	9,832,034	8,341,285	1,490,749	17.87	17,188,854	8,605,952	8,582,902	99.73
Other income	1,015,456	707,262	308,194	43.58	3,561,244	3,006,065	555,179	18.47
Total revenues	$65,048,285	$56,141,129	$8,907,156	15.87	$226,431,148	$203,080,530	$23,350,618	11.50

Benefits & expenses:
Losses & policy benefits	$12,945,476	$39,155,396	$(26,209,920)	(66.94)	$141,170,430	$166,581,337	$(25,410,907)	(15.25)
Reinsurance recoveries	11,824,818	(15,485,923)	27,310,741	176.36	(39,542,190)	(71,777,915)	32,235,725	44.91
Commissions	8,941,983	9,046,004	(104,021)	(1.15)	34,718,994	32,524,400	2,194,594	6.75
Other operating expenses	10,732,035	9,299,513	1,432,522	15.40	28,592,514	27,569,123	1,023,391	3.71
Interest expense	0	0	0	NA	0	0	0	NA
Taxes, licenses & fees	32,729	389,994	(357,265)	(91.61)	3,205,175	3,476,724	(271,549)	(7.81)
Incr deferred acq expense	(4,281,595)	(5,876,298)	1,594,703	27.14	(14,048,474)	(10,931,588)	(3,116,886)	(28.51)
Other expenses	0	0	0	NA	108	105	3	2.86
Total expenses	$40,195,446	$36,528,686	$3,666,760	10.04	$154,096,557	$147,442,186	$6,654,371	4.51

Income before income taxes	$24,852,839	$19,612,443	$5,240,396	26.72	$72,334,591	$55,638,344	$16,696,247	30.01

Provision for income taxes:
Current	$3,623,075	$(1,923,788)	$5,546,863	288.33	$12,721,453	$7,260,376	$5,461,077	75.22
Current capital gains/losses	3,441,212	2,919,449	521,763	17.87	6,016,099	3,012,083	3,004,016	99.73
Deferred	1,975,964	4,402,612	(2,426,648)	(55.12)	6,314,644	7,185,620	(870,976)	(12.12)
Total income taxes	$9,040,251	$5,398,273	$3,641,978	67.47	$25,052,196	$17,458,079	$7,594,117	43.50

Net income	$15,812,588	$14,214,170	$1,598,418	11.25	$47,282,395	$38,180,265	$9,102,130	23.84

2005 Fourth-Quarter Supplement

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the three months ended December 31,			For the twelve months ended December 31,
	2005	2004	% Change	2005	2004	% Change

Net premiums written	$40,102,012.51	$56,253,801.59	(28.71)	$193,851,091.12	$176,021,937.61	10.13
Net investment income	26,013,305.01	23,196,029.03	12.15	99,323,763.13	90,814,991.43	9.37
Amortization of interest maintenance reserve	867,345.47	213,045.50	307.12	3,969,372.47	715,634.00	454.67
Commissions and expense allowances on reinsurance ceded	2,710,463.17	4,610,351.61	(41.21)	11,472,367.37	17,019,447.95	(32.59)
Income from fees associated with Separate Accounts	1,015,455.73	707,262.20	43.58	3,561,243.62	3,006,065.40	18.47
Total revenues	$70,708,581.89	$84,980,489.93	(16.79)	$312,177,837.71	$287,578,076.39	8.55

Death benefits and matured endowments	$6,791,497.13	$7,313,006.73	(7.13)	$32,409,588.56	$29,492,330.75	9.89
Annuity benefits	5,013,543.26	3,825,059.60	31.07	21,805,168.25	20,572,260.41	5.99
Disability benefits and benefits under accident and health contracts	491,221.18	782,359.32	(37.21)	1,537,587.34	2,404,472.50	(36.05)
Surrender benefits and group conversions	4,068,367.42	4,395,918.05	(7.45)	18,979,140.70	18,184,977.45	4.37
Interest and adjustments on deposit-type contract funds	2,762,911.31	2,805,929.05	(1.53)	10,249,422.47	9,585,677.82	6.92
Increase in aggregate reserves for life and accident and health contracts	27,180,937.40	42,530,257.77	(36.09)	142,678,482.19	113,462,954.89	25.75
Payments on supplementary contracts with life contingencies	75,111.03	85,232.10	(11.87)	295,734.61	365,707.00	(19.13)
Total benefit expenses	$46,383,588.73	$61,737,762.62	(24.87)	$227,955,124.12	$194,068,380.82	17.46

Commissions	$8,458,360.00	$8,512,331.04	(0.63)	$34,235,371.40	$31,990,726.79	7.02
General insurance expenses and taxes	9,135,839.82	7,513,430.49	21.59	33,177,815.06	29,856,763.69	11.12
Increase in loading on deferred and uncollected premiums	(107,202.40)	63,851.00	(267.89)	(4,680,691.38)	(3,067,512.00)	(52.59)
Net transfers to or (from) Separate Accounts	(413,266.70)	0.00	N/A	(413,266.70)	0.00	N/A
Other deductions	0.00	0.00	N/A	107.96	105.49	2.34
Total operating expenses	$17,073,730.72	$16,089,612.53	6.12	$62,319,336.34	$58,780,083.97	6.02

Federal and Foreign Income Taxes Incurred	2,717,237.03	(380,319.54)	814.46	11,990,488.03	8,794,680.46	36.34

Net gain from operations before realized capital gains or (losses)	$4,534,025.41	$7,533,434.32	(39.81)	$9,912,889.22	$25,934,931.14	(61.78)

Net realized gains or (losses) net of capital gains tax	10,768,633.52	3,387,167.69	217.92	11,089,183.35	2,337,449.99	374.41

Net Income (Statutory)	$15,302,658.93	$10,920,602.01	40.13	$21,002,072.57	$28,272,381.13	(25.72)

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance
Commissioners and filed with the appropriate regulatory bodies.

2005 Fourth-Quarter Supplement

The Cincinnati Life Insurance Company
Expenses as a Percentage of Premium

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004	6/30/2005	6/30/2004	9/30/2005	9/30/2004	12/31/2005	12/31/2004
Gross Written Premiums	$57	$66	$64	$62	$74	$54	$59	$43	$126	$102	$192	$156	$249	$230
Bank Owned Life Insurance (BOLI) Adjustment	0	0	0	0	(10)	0	0	0	0	0	0	0	0	(10)
Adjusted Gross Written Premiums	$57	$66	$64	$62	$64	$54	$59	$43	$126	$102	$192	$156	$249	$220

Insurance Expense	$8	$7	$7	$7	$6	$6	$6	$7	$14	$13	$21	$19	$29	$25

Expense Ratio	14.4%	10.3%	10.7%	10.9%	8.4%	11.5%	10.9%	15.3%	10.8%	12.7%	10.8%	12.3%	11.7%	11.1%
Expense Ratio based on Adjusted Gross Written Premium	14.4%	10.3%	10.7%	10.9%	9.4%	11.5%	10.9%	15.3%	10.8%	12.7%	10.8%	12.3%	11.7%	11.6%

(Dollars in millions)	Years ended December 31,
	2005	2004	2003	2002	2001	2000	1999
Gross Written Premiums	$249	$230	$173	$244	$122	$157	$421
Bank Owned Life Insurance (BOLI) Adjustment	0	(10)	0	(34)	0	(20)	(303)
Adjusted Gross Written Premiums	$249	$220	$173	$210	$122	$137	$118

Insurance Expense	$29	$25	$25	$27	$25	$20	$19

Expense Ratio	11.7%	11.1%	14.8%	10.9%	20.6%	12.9%	4.7%
Expense Ratio based on Adjusted Gross Written Premium	11.7%	11.6%	14.8%	12.6%	20.6%	14.8%	15.7%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2005 Fourth-Quarter Supplement